                               SIXTH AMENDMENT TO
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT

         This SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of May 28, 1999 (the "EFFECTIVE DATE"), by and among Haggar Clothing Co., a Nevada corporation, f/k/a Haggar Apparel Company (the "COMPANY"), Haggar Corp., a Nevada corporation ("HAGGAR"), the banks listed on the signature pages of this Agreement (collectively, the "BANKS"), Chase Bank of Texas, National Association, a national banking association, f/k/a Texas Commerce Bank National Association, individually and as agent (the "AGENT") for the Banks, and is consented to by Haggar and the domestic subsidiaries of the Company listed on the signature pages of this Agreement (collectively, the "SUBSIDIARIES").

                                R E C I T A L S :

         WHEREAS, pursuant to that certain First Amended and Restated Credit Agreement (as heretofore and herein amended, the "CREDIT AGREEMENT") dated as of September 18, 1996, executed by and among the Company, Haggar, the Banks and the Agent, the Banks agreed to make advances to the Company on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement, as amended); and

         WHEREAS, the Credit Agreement has been amended by that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 31, 1996, that certain Second Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1998, that certain Third Amendment to First Amended and Restated Credit Agreement dated as of December 15, 1997, that certain Fourth Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1998, and that certain Fifth Amended and Restated Credit Agreement dated as of December 29, 1998; and

         WHEREAS, the Company has requested that the Credit Agreement be amended to, among other things, modify the Tangible Net Worth Covenant; and

         WHEREAS, the Agent and the Banks are agreeable to such request under the present circumstances and upon the terms and conditions as set forth below.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, Haggar, the Banks and the Agent hereby agree as follows:

SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 1

                               A G R E E M E N T:

         1. AMENDMENT TO DEFINITIONS. The definition of Tangible Net Worth is hereby deleted in its entirety from Section 1.1 of the Credit Agreement:

         2. NET WORTH. SECTION 7.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  7.8      NET WORTH.

                           (a) Permit Net Worth of the Company Group to be or
                  become less than an amount equal to the sum of (1) $144,806,000, plus (2) fifty percent (50%) of the cumulative net income of the Company Group, on a consolidated basis, for the period commencing March 31, 1999, and ending September 30, 1999, and each subsequently completed fiscal year, plus (3) in the event Haggar or the Company shall make a registered public offering of its capital stock, sixty-six and two-thirds percent (66-2/3%) of that portion of the net proceeds from such offering attributable to the primary issuance of new shares (but not the secondary issuance of existing shares).

                           (b) Permit Net Worth of the Company to be or become
                  less than $55,000,000.

                           (c) Notwithstanding the foregoing, in the event that
                  Net Worth is less than the amount required hereby, the Company shall have a period of ten (10) days from the earlier of the date on which Net Worth is disclosed to the Agent or is to be disclosed to the Agent under Section 6.1 in which to cause Net Worth to be in compliance with the terms hereof. Cumulative net income shall be determined by reference to the statements of income described in Section 6.1(a) and shall not be decreased by any losses occurring during any fiscal year.

         3. COMPLIANCE CERTIFICATE. The first annex to the Compliance Certificate attached to the Credit Agreement as EXHIBIT G is hereby deleted and replaced in its entirety with SCHEDULE I attached hereto.

         4. CERTIFICATES. This Agreement shall be effective as of the date first above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel:

                  (a) A certificate of the Secretary or Assistant Secretary of the Company and the Guarantors, respectively, certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of the Company or the Guarantors since the same were furnished to the Agent in connection with the execution of the Credit Agreement,

SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 2

         (ii) as to the name and title of the officers of the Company and the Guarantors and the authority of such officers to execute this Agreement; and (iii) as to the existence and good standing in their respective states of incorporation of the Company and the Guarantors.

                  (b) A certificate, signed by the Treasurer of the Company or the Chief Financial Officer of the Company, stating that as of the date of this Agreement and after giving effect to this Agreement the statements set forth in Sections 4.2(a), (b) and (g) of the Credit Agreement are true and correct.

         5. EFFECTIVENESS OF DOCUMENTS. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of the Company and Haggar related to the Loans, whether contained in the Notes, the Credit Agreement and/or any of the other Loan Documents, are hereby ratified and confirmed by the Company and Haggar, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

         6. NO CLAIMS OR DEFENSES. Each of the Company and Haggar, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

         7. AUTHORITY. Each of the Company and Haggar represents and warrants that all requisite corporate action necessary for it to enter into this Agreement has been taken.

         8. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.

         9. ENTIRE AGREEMENT. THIS AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         10. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                       [SEE SIGNATURES ON ATTACHED PAGES]

SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 3

         EXECUTED as of the date first above written.

                                 HAGGAR CLOTHING CO., a Nevada corporation, f/k/a Haggar Apparel Company

                                 By: /s/ J.M. Haggar
                                    ---------------------------------------
                                     J.M. Haggar, III
                                     Chief Executive Officer

                                 HAGGAR CORP., a Nevada corporation

                                 By: /s/ J.M. Haggar
                                    ---------------------------------------
                                     J.M. Haggar, III
                                     Chief Executive Officer

THE BANKS                        CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                                 f/k/a TEXAS COMMERCE BANK National Association,
$22,222,222.22                   Individually, as the Agent

                                 By:
                                    ---------------------------------------
                                     Mae Kantipong-Reeves
                                     Vice President


$22,222,222.22                   NATIONSBANK, N.A.,
                                 successor-in-interest by merger to
                                 NationsBank of Texas, N.A.

                                 By:
                                    ---------------------------------------
                                     Leesa C. Sluder
                                     Senior Vice President


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 4

$18,518,518.51                   COMERICA BANK - TEXAS

                                 By:
                                    ---------------------------------------
                                     Paul L. Strange
                                     Vice President


$11,111,111.12                   THE FIRST NATIONAL BANK OF CHICAGO

                                 By:
                                    ---------------------------------------
                                     Thomas Freas
                                     Vice President

$14,814,814.81                   THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                 DALLAS OFFICE

                                 By:
                                    ---------------------------------------
                                     Douglas M. Barnell
                                     Vice President

$11,111,111.12                   NATIONAL CITY BANK, KENTUCKY,
                                 f/k/a First National Bank of Louisville

                                 By:
                                    ---------------------------------------
                                     Donald R. Pullen, Jr.
                                     Vice President


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 5

                                CONSENT OF HAGGAR

         Haggar hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Parent Guaranty , (c) agrees that the Parent Guaranty is and shall remain in full force and effect,
(d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Parent Guaranty, (e) reaffirms all agreements and obligations under the Parent Guaranty with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                                 HAGGAR CORP.,
                                 a Nevada corporation


                                 By: /s/ J.M. Haggar
                                    ---------------------------------------
                                     J.M. Haggar, III
                                     Chief Executive Officer


                                 Dated as of May 28, 1999.


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 6

                        CONSENT OF DOMESTIC SUBSIDIARIES

         Each of the undersigned Subsidiaries hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.

                                       BOWIE MANUFACTURING COMPANY,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       CORSICANA COMPANY,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 7

                                       DALLAS PANT MANUFACTURING COMPANY,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       GREENVILLE PANT MANUFACTURING
                                       COMPANY, a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       MCKINNEY PANT MANUFACTURING COMPANY,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       OLNEY MANUFACTURING COMPANY,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       WAXAHACHIE GARMENT COMPANY,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 8

                                       LA ROMANA MANUFACTURING CORPORATION,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       HAGGAR SERVICES, INC.,
                                       a Texas corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       AIRHAGGAR, INC., f/k/a HAGAIR, INC.,
                                       a Texas corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       DUNCAN MANUFACTURING COMPANY,
                                       an Oklahoma corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 9

                                       WESLACO CUTTING, INC.,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       WESLACO SEWING, INC.,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       HAGGAR DIRECT, INC.,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       JERELL, INC.,
                                       a Nevada corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 10

                                       SAN GABRIEL ENTERPRISES, INC.,
                                       a Texas corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       MULTIPLES U.S.A., INC.,
                                       a Texas corporation

                                       By: /s/ J.M. Haggar
                                          -------------------------------------
                                          J.M. Haggar, III
                                          Chairman/Chief Executive Officer


                                       Dated as of May 28, 1999.


SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 11

                       ANNEX TO COMPLIANCE CERTIFICATE

------------------------------------------------------------------
       COVENANT              REQUIRED LEVEL        CURRENT STATUS
------------------------------------------------------------------

Funded Debt Ratio             3.50 to 1.00         _______ to 1.00
------------------------------------------------------------------
Net Worth Company Group       ____________(1)      $____________
------------------------------------------------------------------
Net Worth Company             $55,000,000          $____________
------------------------------------------------------------------
Inventory Turns                   2.0              _____________
------------------------------------------------------------------
Fixed Charge Ratio            1.25 to 1.00         _______ to 1.00
------------------------------------------------------------------



--------
(1) Show required level based on calculations in SECTION 7.8(a).

SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT           Page 12